Exhibit 10.15

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “***”. A COMPLETE VERSION OF THE EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.

AMENDMENT #8

TO AMENDED AND RESTATED DEVELOPMENT,

LICENSE AND SUPPLY AGREEMENT

This Amendment # 8 effective as of the last date on the signature page hereof (“Amendment Effective Date”), by and between CIMA LABS INC., a Delaware corporation (“CIMA”), and Azur Pharma Limited, an Irish limited company (“AZUR”), as assignee of Azur Pharma International III Limited, a Bermuda corporation, amends and supplements that certain Amended and Restated Development, License and Supply Agreement between CIMA and AZUR dated August 22, 2005, as amended by that Amendment #1 effective October 19, 2005, Amendment #2 effective April 10, 2007, Amendment #3 effective as of January 1, 2008, Amendment #4 effective as of April 15, 2008, Amendment #5 effective as of September 9, 2008, Amendment #6 effective as of March 6, 2009 (“Amendment #6), and Amendment #7 effective as of February 20, 2009 (“Amendment #7) (collectively, the “Agreement”).

WHEREAS, CIMA is conducting development work with regard to potential 150mg and 200 mg dosage forms of the API formulated with the DuraSolv® technology pursuant to Schedule B-10 of the Agreement;

WHEREAS, Amendment #6 provides that the parties are to mutually agree upon the price to be paid to CIMA by AZUR for 150 mg and 200 mg tablets of Product manufactured by CIMA; and

WHEREAS, the parties have agreed upon such pricing, subject to successful development and validation of the 150 mg and 200 mg dosage forms of the Product:

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Schedule F of the Agreement is hereby replaced by Schedule F attached to this Amendment #8.

2.	Unless otherwise set forth in this Amendment #8, all references to Sections or Appendices refer to Sections or Appendices of the Agreement.

3.	In the event of any conflict between this Amendment #8 and the Agreement, the terms of this Amendment #8 shall control.

4.	All other terms and conditions of the Agreement shall remain in full force and effect. Except as expressly defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment 48 to be executed in two originals by their duly authorized representatives.

CIMA LABS INC.

BY:	/s/ Sarma Duddu

NAME:	Sarma Duddu

TITLE:	General Manager, VP Worldwide Drug Delivery Technologies

DATE:	9 March 2010

AZUR PHARMA LIMITED

BY:	/s/ Fintan Keegan

NAME:	Fintan Keegan

TITLE:	SVP Technical Ops

DATE:	12 March 2010

Execution Version

Amended and Restated Development, License and Supply Agreement

Schedule F

Cost of Goods

Pursuant to Sections 5,1, 5.3 and 5.6, Azur shall pay to CIMA for Product the amounts indicated on the following schedule in respect of CIMA’s manufacturing obligations hereunder.

TRADE and SAMPLES (cost per tablet)

Potency	Total Cost- Product for Sale by Azur in United States (1) (2)(4)	Total Cost- Product for sale by Azur in European Union (1) (2) (5)	Packaging
12.5 mg	***	***	• 100 count bottles
25 mg	***		• 100 count bottles • 6-count blister (bulk)
25 mg	***		• 6-count blister packaged in 48-ct. carton
25 mg (3)		***	• 6-count blister packaged in 30-ct carton
100 mg	***		• 100 count bottles • 6-count blister (bulk)
100 mg	***		• 6-count blister packaged in 48-ct. carton
100 mg (3)		***	• 6-count blister packaged in 30-ct carton
150 mg (3)	***		• 100 count bottles • 6-count blister (bulk)
150 mg (3)	***		• 6-count blister packaged in 48-ct. carton
150 mg (3)		***
200 mg (3)	***		• 100 count bottles • 6-count blister (bulk)
200 mg (3)	***		• 6-count blister packaged in 48-ct. carton
200 mg (3)		***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Execution Version

(1)	The cost per tablet does not include the cost of API. The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. Each batch will be packaged entirely in bottles or entirely in blisters as provided above.
(2)

Per tablet costs will be adjusted annually each January 1st, commencing on January 1, 2009, but increases shall not exceed the PPI (Pharmaceutical) increase for the prior year. “PPI (Pharmaceutical)” means the producer price index for Pharmaceutical and Medicine Manufacturing-Series pcu 325412325412 as published by the US Bureau of Labor Statistics, currently at http://www.bls.gov/ppi. If and when this exact index is no longer available, the parties shall in good faith agree upon a comparable replacement index.

(3)	Subject to successful development and validation.
(4)	No variants for US product
(5)	*** Purchase orders must be supplied within 120 days in advance to accommodate ordering packaging materials. ***
(6)	To be mutually agreed upon by the parties, acting in good faith, if development and validation successful, dependent upon packaging configurations, variants, etc.

PLACEBOS (cost per tablet)

Placebo type	Total Cost (1)	Packaging
12.5 mg	***	100 count bottles
25 mg	***	100 count bottles or 6-count blisters (bulk)
25 mg	***	6-count blister packaged in 48-ct. carton(2)(3)
100 mg	***	100 count bottles or 6-count blisters (bulk)
100 mg	***	6-count blister packaged in 48-ct. carton (2)(3)
150 mg (2)	***	100 count bottles or 6-count blisters (bulk)
200 mg (2)	***	100 count bottles or 6-count blisters (bulk)

(1)	The parties acknowledge and agree that these prices are based upon one or two dose splits per batch. If Alamo would like CIMA to validate dose splits of more than two per batch, the parties will mutually agree upon an appropriate increase in these prices. Each batch will be packaged entirely in bottles or entirely in blisters as provided above.
(2)	Subject to successful development and validation.
(3)	For sale in the United States.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Execution Version